UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report: April 16, 2010 (Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 16, 2010, OurPet’s Company (the “Company”) dismissed its independent accountant, S. R. Snodgrass, A.C., because S.R. Snodgrass no longer has an office convenient to the Company. Effective April 16, 2010, the Company has engaged Neece, Malec, Seifert & Vitaz Inc. as its new independent accountant for the year ending December 31, 2010. The decision to dismiss S. R. Snodgrass and engage Neece, Malec, Seifert & Vitaz was approved by the Company’s audit committee of the board of directors.

S.R. Snodgrass’ reports on the Company’s financial statements for the years ended December 31 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2009 and 2008, and through April 16, 2010, there were no (1) disagreements with S.R. Snodgrass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S.R. Snodgrass, would have caused S.R. Snodgrass to make reference thereto in its reports on the Company’s financial statements for such fiscal years; and (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

No consultations occurred between the Company and the Company’s new independent accountants, Neece, Malec, Seifert & Vitaz, during the years ended December 31, 2009 and 2008, and through April 16, 2010, regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue; or (2) any other matters that were the subject of a disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

The Company provided S.R. Snodgrass with a copy of the disclosures made in this Current Report in response to Item 304(a) of Regulation S-K and requested that S.R. Snodgrass furnish it with a letter to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made by the Company with respect to S.R. Snodgrass in this Current Report and, if not, stating the respects in which it does not agree. A copy of that letter is attached as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from S. R. Snodgrass, A.C. to the Securities and Exchange Commission dated April 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2010	OurPet’s Company

	By:	/s/ Scott R. Mendes
Scott R. Mendes, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from S. R. Snodgrass, A.C. to the Securities and Exchange Commission dated April 22, 2010